Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
MARCH 31, 2008

BioMed Realty Trust, Inc.	Investor Relations Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Kent Griffin	(858) 485.9840
San Diego, CA 92128	Chief Financial Officer	(858) 485.9843 (fax)

TABLE OF CONTENTS
MARCH 31, 2008

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FIRST QUARTER HIGHLIGHTS
MARCH 31, 2008

First Quarter Highlights
•	Funds from operations (FFO) for the quarter were $31.3 million, or $0.46 per diluted share

•	Increased quarterly common stock dividend by 8.1% to $0.335 per share, equivalent to an annualized common stock dividend of $1.34 per share

•	Executed a long-term lease for 90,000 square feet with Revance Therapeutics, Inc. at the Pacific Research Center, marking the company’s first life science tenant at the Pacific Research Center, located in the San Francisco market

•	Acquired the 500 Fairview Avenue property, an approximately 22,000 square foot building in Seattle, Washington that is fully leased to the State of Washington and targeted for future redevelopment as laboratory/office space

•	Entered into a $245.0 million secured construction loan facility through our joint venture with Prudential Real Estate Investors (PREI), at an initial interest rate of reserve adjusted LIBOR plus a spread of 150 basis points, to fund the remaining anticipated cost to complete construction at our 650 East Kendall Street property

•	Extended the term of the secured acquisition and interim loan facility of our joint venture with PREI to April 3, 2009
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 69 properties, representing 112 buildings with approximately 10.4 million rentable square feet, including approximately 1.9 million square feet of development in progress. The company also owns undeveloped land parcels adjacent to existing properties that it estimates can support up to 1.4 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
MARCH 31, 2008

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMRPrA	480 Washington Boulevard
(858) 485.9840		Jersey City, NJ 07310-1900
(858) 485.9843 (fax)		(212) 815.3782

Please visit our corporate website at: www.biomedrealty.com

Board of Directors

Alan D. Gold	Barbara R. Cambon	Richard I. Gilchrist	Theodore D. Roth
Chairman

Gary A. Kreitzer	Edward A. Dennis, Ph.D.	Mark J. Riedy, Ph.D.	M. Faye Wilson

Executive Officers

Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice President	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President,	Executive Vice President,
General Counsel, and Secretary	Acquisitions and Leasing

2008 Tentative Schedule for Quarterly Results

Second Quarter	July 30, 2008
Third Quarter	October 29, 2008
Fourth Quarter	February 12, 2009

EQUITY RESEARCH COVERAGE
MARCH 31, 2008

Credit Suisse	Steven Benyik	(212) 538.0239

Friedman Billings Ramsey	Wilkes Graham / Matt Konrad	(703) 312.9737 / (703) 312.9731

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368.2280 / (917) 368.2316

Merrill Lynch	Christopher Pike / John C. Clowney	(212) 449.1153 / (212) 449.1128

Morgan Stanley	David S. Cohen	(212) 761.8564

Raymond James	Paul D. Puryear / William A. Crow	(727) 567.2253 / (727) 567.5294

RBC Capital Markets	David Rodgers	(216) 378.7626

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863.4235 / (314) 863.6413

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Michael C. Hudgins	(410) 454.5520 / (410) 454.4830

UBS Securities	Omotayo Okusanya, II	(212) 713.1864

Wachovia Securities	Christopher Haley / Brendan Maiorana	(443) 263.6773 / (443) 263.6516

FINANCIAL AND OPERATING HIGHLIGHTS
MARCH 31, 2008

(In thousands, except per share and ratio amounts)

	As of or for the three months ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Selected Operating Data
Total revenues	$67,358	$64,050	$64,832	$68,429	$68,798

EBITDA (1)	37,642	37,909	37,289	41,375	40,312
Adjusted EBITDA (1)	42,464	42,724	42,024	46,316	45,221

General and administrative expense	6,194	5,880	5,283	5,364	5,343

Interest expense	6,937	6,641	7,043	7,117	6,852
Capitalized interest	14,638	16,057	14,902	13,480	12,260
Interest incurred including swap payments (2)	22,570	22,698	21,945	20,597	19,112

Operating margins (3)	71.4%	75.3%	72.3%	71.7%	70.3%
General and administrative expense / Total revenues	9.2%	9.2%	8.1%	7.8%	7.8%

Net income available to common stockholders	12,567	13,229	12,215	14,172	16,049
Net income per share — diluted	$0.19	$0.20	$0.19	$0.20	$0.24

FFO (4)	31,286	31,574	30,792	33,804	34,175
FFO per share — diluted (4)	$0.46	$0.46	$0.45	$0.50	$0.50

AFFO (4)	27,095	28,284	27,862	30,843	30,974
AFFO per share — diluted (4)	$0.40	$0.41	$0.41	$0.45	$0.45

Coverage Ratios (5)
Interest coverage	6.1	6.8	6.1	6.6	6.7
Fixed charge coverage	3.3	3.6	3.3	3.6	3.6

Dividend per share — common stock	$0.335	$0.310	$0.310	$0.310	$0.310

FFO payout ratio	73.3%	67.1%	68.7%	62.6%	61.9%
AFFO payout ratio	84.6%	74.9%	76.0%	68.6%	68.3%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive income/(loss) in accordance with Emerging Issues Task Force Issue No. 99-09.

(3)	See page 13 for detail.

(4)	For definitions and discussion of FFO and AFFO, see page 33. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(5)	For a discussion of coverage ratios, see page 33. See pages 14 and 15 for detail.

CAPITALIZATION SUMMARY
MARCH 31, 2008

(In thousands, except per share and ratio amounts)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Capitalization:
Total common shares outstanding	65,593	65,571	65,466	65,463	65,455
Total units outstanding (1)	3,495	3,318	3,296	3,296	3,284

Total common shares and units outstanding	69,089	68,889	68,762	68,759	68,739
Common share price at quarter end	$23.89	$23.17	$24.10	$25.12	$26.30

Equity value at quarter end (2)	$1,650,529	$1,596,172	$1,657,166	$1,727,229	$1,807,836
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,571,050	1,500,787	1,429,092	1,312,743	1,214,336

Total capitalization	$3,451,579	$3,326,959	$3,316,258	$3,269,972	$3,252,172

Debt / Total assets	50.3%	49.1%	47.5%	45.3%	43.5%
Debt / Total capitalization	45.5%	45.1%	43.1%	40.2%	37.3%

Total consolidated debt:
Fixed rate debt / Total debt	34.7%	36.5%	39.6%	43.8%	47.5%
Adjusted fixed rate debt / Total debt (3)	85.0%	89.2%	84.4%	62.8%	68.1%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	33.0%	34.7%	37.5%	41.1%	47.6%
Adjusted fixed rate debt / Total debt (3)	80.5%	84.5%	79.7%	58.9%	68.1%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	Assumes conversion of 100% of the OP and LTIP units into shares of common stock.

(3)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

PORTFOLIO SUMMARY
MARCH 31, 2008

				Unconsolidated
	Consolidated Portfolio			Partnership Portfolio (1)			Total Portfolio
	March 31, 2008
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties (2)	41	5,203,219	98.8%	4	257,308	100.0%	45	5,460,527	98.9%
Lease up properties (2)	11	1,153,138	66.2%	1	n/a	n/a	12	1,153,138	66.2%

Total operating portfolio	52	6,356,357	92.9%	5	257,308	100.0%	57	6,613,665	93.2%
Repositioning and redevelopment properties (3)	6	1,863,817	13.0%	—	—	n/a	6	1,863,817	13.0%
Construction in progress (4)	4	1,241,000	72.0%	2	700,000	16.1%	6	1,941,000	51.8%

Total portfolio	62	9,461,174	74.4%	7	957,308	38.6%	69	10,418,482	71.1%
Land parcels (4)	n/a	1,367,000	n/a	—	—	n/a	n/a	1,367,000	n/a

Total proforma portfolio	62	10,828,174	n/a	7	957,308	n/a	69	11,785,482	n/a

	December 31, 2007
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties	40	5,472,851	99.2%	4	257,308	100.0%	44	5,730,159	99.2%
Lease up properties	10	896,564	59.5%	1	n/a	n/a	11	896,564	59.5%

Total operating portfolio	50	6,369,415	93.6%	5	257,308	100.0%	55	6,626,723	93.8%
Repositioning and redevelopment properties	7	1,828,546	17.8%	—	—	n/a	7	1,828,546	17.8%
Construction in progress	4	1,241,000	72.0%	2	700,000	16.1%	6	1,941,000	51.8%

Total portfolio	61	9,438,961	76.1%	7	957,308	38.6%	68	10,396,269	72.6%
Land parcels	n/a	1,293,000	n/a	—	—	n/a	n/a	1,293,000	n/a

Total proforma portfolio	61	10,731,961	n/a	7	957,308	n/a	68	11,689,269	n/a

	Consolidated Portfolio		Total Portfolio
	3/31/08	12/31/07	3/31/08	12/31/07
Properties	62	61	69	68
Buildings	105	104	112	111
Tenants	117	113	121	117
Percent leased — operating portfolio	92.9%	93.6%	93.2%	93.8%
Weighted average remaining lease term (years)	9.3	9.1	9.3	9.1

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 884,445 rentable square feet of PREI joint venture properties (20%).

(2)	See pages 21-22 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, and page 34 for definitions of terms.

(4)	See page 24 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
MARCH 31, 2008

(In thousands)

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Assets
Investments in real estate, net	$2,868,432	$2,805,983	$2,742,603	$2,618,590	$2,536,428
Investment in unconsolidated partnerships	21,356	22,588	21,741	20,425	2,429
Cash and cash equivalents	19,383	13,479	18,424	20,382	18,711
Restricted cash	8,351	8,867	10,003	9,203	6,912
Accounts receivable, net	4,716	4,457	3,722	3,952	4,669
Accrued straight-line rents, net	40,682	36,415	32,012	27,842	24,348
Acquired above-market leases, net	5,374	5,745	6,339	6,933	6,899
Deferred leasing costs, net	112,334	116,491	119,699	121,308	127,409
Deferred loan costs, net	14,554	15,567	17,052	15,132	16,289
Other assets	30,767	27,676	36,567	51,214	45,614

Total assets	$3,125,949	$3,057,268	$3,008,162	$2,894,981	$2,789,708

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$377,675	$379,680	$397,341	$399,522	$401,680
Secured construction loan	457,628	425,160	389,904	356,071	324,796
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	175,000	175,000	175,000	175,000	175,000
Unsecured line of credit	310,747	270,947	216,847	132,150	62,860
Security deposits	7,326	7,090	7,513	6,883	6,762
Dividends and distributions payable	27,385	25,596	25,557	25,509	25,503
Accounts payable, accrued expenses and other liabilities	134,751	95,871	81,195	58,588	65,061
Acquired below-market leases, net	22,199	23,708	25,220	24,910	24,994

Total liabilities	1,762,711	1,653,052	1,568,577	1,428,633	1,336,656

Minority interests	16,690	17,280	19,269	18,873	19,179
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	656	656	655	655	654
Additional paid-in capital	1,279,852	1,277,770	1,275,347	1,274,820	1,273,362
Accumulated other comprehensive (loss)/income	(54,824)	(21,762)	6,945	26,551	8,287
Dividends in excess of earnings	(101,549)	(92,141)	(85,044)	(76,964)	(70,843)

Total stockholders’ equity	1,346,548	1,386,936	1,420,316	1,447,475	1,433,873

Total liabilities and stockholders’ equity	$3,125,949	$3,057,268	$3,008,162	$2,894,981	$2,789,708

CONSOLIDATED STATEMENTS OF INCOME
MARCH 31, 2008

(In thousands, except share and per share data)

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Revenues:
Rental	$50,342	$49,645	$49,382	$49,460	$47,508
Tenant recoveries	16,582	14,471	15,084	15,670	16,510
Other income/(loss)	434	(66)	366	3,299	4,780

Total revenues	67,358	64,050	64,832	68,429	68,798

Expenses:
Rental operations	13,865	12,006	12,789	12,880	13,115
Real estate taxes	5,269	3,816	5,079	5,543	5,916
Depreciation and amortization	17,687	17,645	17,665	19,637	17,254
General and administrative	6,194	5,880	5,283	5,364	5,343

Total expenses	43,015	39,347	40,816	43,424	41,628

Income from operations	24,343	24,703	24,016	25,005	27,170
Equity in net (loss)/income of unconsolidated partnerships	(172)	(199)	(261)	(454)	22
Interest income	155	181	239	339	231
Interest expense	(6,937)	(6,641)	(7,043)	(7,117)	(6,852)

Income from continuing operations before minority interests	17,389	18,044	16,951	17,773	20,571
Minority interests in continuing operations of consolidated partnerships	8	17	51	(113)	—
Minority interests in continuing operations of operating partnership	(589)	(591)	(545)	(577)	(699)

Income from continuing operations	16,808	17,470	16,457	17,083	19,872
Income from discontinued operations before gain on sale of assets and minority interests	—	—	—	252	387
(Loss)/gain on sale of real estate assets	—	—	(1)	1,088	—
Minority interest attributable to discontinued operations	—	—	—	(57)	(16)

(Loss)/income from discontinued operations	—	—	(1)	1,283	371

Net income	16,808	17,470	16,456	18,366	20,243
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,194)	(4,194)

Net income available to common stockholders	$12,567	$13,229	$12,215	$14,172	$16,049

Income from continuing operations per share available to common stockholders:
Basic and diluted earnings per share	$0.19	$0.20	$0.19	$0.20	$0.24

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.19	$0.20	$0.19	$0.22	$0.25

Weighted-average common shares outstanding:
Basic	65,350,512	65,308,702	65,308,702	65,298,747	65,289,950

Diluted	68,429,903	68,307,355	68,274,908	68,269,656	68,231,124

FFO (1) AND AFFO (1)
MARCH 31, 2008

(In thousands, except per share and ratio amounts)

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Reconciliation of net income to funds from operations (FFO):
Net income available to common stockholders	$12,567	$13,229	$12,215	$14,172	$16,049
Adjustments:
Loss/(gain) on sale of real estate assets	—	—	1	(1,088)	—
Minority interests in operating partnership	589	591	545	634	715
Depreciation & amortization — continuing operations	17,687	17,645	17,665	19,637	17,254
Depreciation & amortization — discontinued operations	—	—	—	91	137
Depreciation & amortization — unconsolidated partnerships	451	394	366	358	20
Depreciation & amortization — minority interest in consolidated joint ventures	(8)	(285)	—	—	—

FFO	$31,286	$31,574	$30,792	$33,804	$34,175

FFO per share — diluted	$0.46	$0.46	$0.45	$0.50	$0.50

Dividends and distributions declared per common share	$0.335	$0.310	$0.310	$0.310	$0.310

FFO payout ratio (2)	73.3%	67.1%	68.7%	62.6%	61.9%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$31,286	$31,574	$30,792	$33,804	$34,175
Adjustments:
Master lease receipts (3)	103	232	232	232	232
Second generation capital expenditures	(702)	(532)	(385)	(301)	(300)
Amortization of deferred loan costs	1,019	1,494	1,413	900	393
Amortization of fair-value of debt acquired	(558)	(629)	(654)	(231)	(206)
Non-cash equity compensation	1,382	1,465	1,486	1,458	1,119
Straight line rents	(4,296)	(4,402)	(4,152)	(3,936)	(3,902)
Fair-value lease revenue	(1,139)	(918)	(870)	(1,083)	(537)

AFFO	$27,095	$28,284	$27,862	$30,843	$30,974

AFFO per share — diluted	$0.40	$0.41	$0.41	$0.45	$0.45

Dividends and distributions declared per common share	$0.335	$0.310	$0.310	$0.310	$0.310

AFFO payout ratio (4)	84.6%	74.9%	76.0%	68.6%	68.3%

(1)	For definitions and discussion of FFO and AFFO, see page 33.

(2)	Calculated as dividends and distributions declared per common share divided by FFO per share — diluted.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per common share divided by AFFO per share — diluted.

RECONCILIATION OF EBITDA (1)
MARCH 31, 2008

(In thousands)

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$12,567	$13,229	$12,215	$14,172	$16,049
Interest expense	6,937	6,641	7,043	7,117	6,852
Depreciation & amortization — continuing operations	17,687	17,645	17,665	19,637	17,254
Depreciation & amortization — discontinued operations	—	—	—	91	137
Depreciation & amortization — unconsolidated partnerships	451	394	366	358	20

EBITDA	37,642	37,909	37,289	41,375	40,312
Minority interests	581	574	494	747	715
Preferred dividends	4,241	4,241	4,241	4,194	4,194

Adjusted EBITDA	$42,464	$42,724	$42,024	$46,316	$45,221

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33.

RECONCILIATION OF NET OPERATING INCOME (1)
MARCH 31, 2008

(Dollars in thousands)

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Net income	$16,808	$17,470	$16,456	$18,366	$20,243
Loss/(income) from discontinued operations	—	—	1	(1,283)	(371)
Minority interests from continuing operations	581	574	494	690	699
Equity in net loss/(income) of unconsolidated partnerships	172	199	261	454	(22)
Interest expense	6,937	6,641	7,043	7,117	6,852
Interest income	(155)	(181)	(239)	(339)	(231)

Income from operations	24,343	24,703	24,016	25,005	27,170
Depreciation and amortization	17,687	17,645	17,665	19,637	17,254
General and administrative	6,194	5,880	5,283	5,364	5,343

Consolidated net operating income	$48,224	$48,228	$46,964	$50,006	$49,767

Revenues:
Rental	$50,342	$49,645	$49,382	$49,460	$47,508
Tenant recoveries	16,582	14,471	15,084	15,670	16,510
Other income/(loss)	434	(66)	366	3,299	4,780

Total revenues	67,358	64,050	64,832	68,429	68,798

Expenses:
Rental operations	13,865	12,006	12,789	12,880	13,115
Real estate taxes	5,269	3,816	5,079	5,543	5,916

Total operating expenses	19,134	15,822	17,868	18,423	19,031

Consolidated net operating income	$48,224	$48,228	$46,964	$50,006	$49,767

Consolidated net operating income — cash basis	$42,915	$42,991	$41,981	$44,994	$45,316

Operating margin (2)(4)	71.4%	75.3%	72.3%	71.7%	70.3%

Operating expense recovery (3)(4)	86.7%	91.5%	84.4%	85.1%	86.8%

(1)	For a definition and discussion of net operating income, see page 33.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

(4)	Includes historical activity for disposed properties, except in the period disposed.

INTEREST COVERAGE RATIOS (1)
MARCH 31, 2008

(In thousands, except ratios)

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Excluding capitalized interest:
Adjusted EBITDA	$42,464	$42,724	$42,024	$46,316	$45,221
Interest expense:
Interest expense	6,937	6,641	7,043	7,117	6,852
Interest expense — unconsolidated partnerships	524	476	633	579	50
Amortization of deferred loan costs	(1,019)	(1,494)	(1,413)	(900)	(393)
Amortization of fair-value of debt acquired	558	629	654	231	206

Total interest expense	$7,000	$6,252	$6,917	$7,027	$6,715

Interest coverage ratio	6.1	6.8	6.1	6.6	6.7

Including capitalized interest:
Adjusted EBITDA	$42,464	$42,724	$42,024	$46,316	$45,221
Interest expense:
Interest expense	6,937	6,641	7,043	7,117	6,852
Interest expense — unconsolidated partnerships	524	476	633	579	50
Interest expense — accumulated other comprehensive income	995	—	—	—	—
Capitalized interest	14,638	16,057	14,902	13,480	12,260
Amortization of deferred loan costs	(1,019)	(1,494)	(1,413)	(900)	(393)
Amortization of fair-value of debt acquired	558	629	654	231	206
Amortization of capitalized interest	58	26	11	11	11

Total interest expense	$22,691	$22,335	$21,830	$20,518	$18,986

Interest coverage ratio	1.9	1.9	1.9	2.3	2.4

(1)	For a discussion of coverage ratios, see page 33.

FIXED CHARGE COVERAGE RATIOS (1)
MARCH 31, 2008

(In thousands, except ratios)

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Excluding capitalized interest:
Adjusted EBITDA	$42,464	$42,724	$42,024	$46,316	$45,221
Fixed charges:
Interest expense	6,937	6,641	7,043	7,117	6,852
Interest expense — unconsolidated partnerships	524	476	633	579	50
Amortization of deferred loan costs	(1,019)	(1,494)	(1,413)	(900)	(393)
Amortization of fair value of debt acquired	558	629	654	231	206
Principal payments	1,446	1,510	1,528	1,507	1,512
Principal payments — unconsolidated partnerships	7	6	6	6	6
Preferred dividends	4,241	4,241	4,241	4,194	4,194

Total fixed charges	$12,694	$12,009	$12,692	$12,734	$12,427

Fixed charge coverage ratio	3.3	3.6	3.3	3.6	3.6

Including capitalized interest:
Adjusted EBITDA	$42,464	$42,724	$42,024	$46,316	$45,221
Fixed charges:
Interest expense	6,937	6,641	7,043	7,117	6,852
Interest expense — unconsolidated partnerships	524	476	633	579	50
Interest expense — accumulated other comprehensive income	995	—	—	—	—
Capitalized interest	14,638	16,057	14,902	13,480	12,260
Amortization of capitalized interest	58	26	11	11	11
Amortization of deferred loan costs	(1,019)	(1,494)	(1,413)	(900)	(393)
Amortization of fair value of debt acquired	558	629	654	231	206
Principal payments	1,446	1,510	1,528	1,507	1,512
Principal payments — unconsolidated partnerships	7	6	6	6	6
Preferred dividends	4,241	4,241	4,241	4,194	4,194

Total fixed charges	$28,385	$28,092	$27,605	$26,225	$24,698

Fixed charge coverage ratio	1.5	1.5	1.5	1.8	1.8

(1)	For a discussion of coverage ratios, see page 33.

DEBT SUMMARY
MARCH 31, 2008

(Dollars in thousands)

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate	Balance	Premium	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,539	$366	$4,905	07/12
Bayshore Boulevard	4.55%	4.55%	15,234	—	15,234	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,477	923	12,400	01/11
Eisenhower Road	5.80%	4.63%	2,096	4	2,100	05/08
40 Erie Street	7.34%	4.90%	17,350	139	17,489	08/08
500 Kendall Street (Kendall D)	6.38%	5.45%	69,039	4,413	73,452	12/18
Lucent Drive	5.50%	5.50%	5,493	—	5,493	01/15
Monte Villa Parkway	4.55%	4.55%	9,274	—	9,274	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,763	489	7,252	09/12
Road to the Cure	6.70%	5.78%	15,372	676	16,048	01/14
Science Center Drive	7.65%	5.04%	11,262	901	12,163	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	29,791	2,267	32,058	06/12
9885 Towne Centre Drive	4.55%	4.55%	21,182	—	21,182	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,472	153	1,625	05/15

Total / weighted average on fixed rate mortgages	6.23%	5.47%	367,344	10,331	377,675

Fixed rate debt:
Unsecured exchangeable senior notes	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted average fixed rate debt	5.67%	5.16%	542,344	10,331	552,675

Variable rate debt:
Secured term loan	4.77%	4.77%	250,000	—	250,000	08/12
$600 million unsecured line of credit	4.11%	4.11%	310,747	—	310,747	08/11
$550 million secured construction loan	4.24%	4.24%	457,628	—	457,628	11/09

Total / weighted average variable rate debt	4.33%	4.33%	1,018,375	—	1,018,375

Total / weighted average consolidated debt	4.80%	4.62%	$1,560,719	$10,331	$1,571,050

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	3.94%	3.94%	$69,945	—	$69,945	04/09
PREI secured construction loan (20%) (variable)	4.39%	4.39%	17,771	—	17,771	08/10
McKellar Court (21%) (fixed)	8.56%	4.63%	2,196	—	2,196	01/10

Total / weighted average share of unconsolidated partnership debt	4.14%	4.05%	89,912	—	89,912

Total / weighted average consolidated and share of unconsolidated partnership debt	4.76%	4.59%	$1,650,631	$10,331	$1,660,962

DEBT ANALYSIS
MARCH 31, 2008

(Dollars in thousands)

Secured and Unsecured Debt Analysis
			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$1,074,972	68.9%	5.04%	4.78%
Unsecured debt	485,747	31.1%	4.25%	4.25%

Total consolidated debt	$1,560,719	100.0%	4.80%	4.62%

Fixed and Variable Rate Debt Analysis (1)
			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$542,344	34.7%	5.67%	5.16%
Variable rate debt — hedged	785,000	50.3%	5.94%	5.94%
Variable rate debt — unhedged	233,375	15.0%	4.10%	4.10%

Total consolidated debt	$1,560,719	100.0%	5.57%	5.39%

Total consolidated debt:	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Fixed rate debt / Total debt	34.7%	36.5%	39.6%	43.8%	47.5%
Adjusted fixed rate debt / Total debt (1)	85.0%	89.2%	84.4%	62.8%	68.1%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	33.0%	34.7%	37.5%	41.1%	47.6%
Adjusted fixed rate debt / Total debt (1)	80.5%	84.5%	79.7%	58.9%	68.1%

(1)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

DEBT MATURITIES
MARCH 31, 2008

(In thousands)
Weighted-average debt maturity is 5.5 years and 5.3 years for consolidated and unconsolidated debt, respectively.

	2008	2009	2010	2011	2012	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$23,006	$5,026	$47,446	$26,220	$41,421	$224,225	$367,344
Unsecured exchangeable senior notes	—	—	—	—	—	175,000	175,000

Total fixed rate debt	23,006	5,026	47,446	26,220	41,421	399,225	542,344

Variable rate debt:
Secured term loan	—	—	—	—	250,000	—	250,000
$600 million unsecured line of credit	—	—	—	310,747	—	—	310,747
$550 million secured construction loan	—	457,628	—	—	—	—	457,628

Total variable rate debt	—	457,628	—	310,747	250,000	—	1,018,375

Total consolidated debt	$23,006	$462,654	$47,446	$336,967	$291,421	$399,225	$1,560,719

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	$—	$69,945	$—	$—	$—	$—	$69,945
PREI secured construction loan (20%) (variable)	—	—	17,771	—	—	—	17,771
McKellar Court (21%) (fixed)	22	32	2,142	—	—	—	2,196

Share of total unconsolidated partnership debt	$22	$69,977	$19,913	$—	$—	$—	$89,912

Total consolidated and share of unconsolidated partnership debt	$23,028	$532,631	$67,359	$336,967	$291,421	$399,225	$1,650,631

COMMON AND PREFERRED STOCK DATA
MARCH 31, 2008

(Shares in thousands)

SUMMARY OF COMMON SHARES
	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Weighted average common shares outstanding	65,351	65,308	65,308	65,299	65,290
Weighted average OP and LTIP units outstanding	3,066	2,917	2,917	2,917	2,915
Dilutive effect of restricted stock	13	82	50	54	26

Diluted common shares	68,430	68,307	68,275	68,270	68,231

Closing common shares, OP and LTIP units outstanding	69,089	68,890	68,762	68,759	68,739
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200

High price	$25.33	$26.25	$26.20	$29.94	$31.20
Low price	$19.32	$20.89	$21.00	$24.13	$25.59
Average closing price	$22.46	$23.52	$24.17	$27.59	$28.52
Closing price	$23.89	$23.17	$24.10	$25.12	$26.30
Dividends per share — annualized	$1.34	$1.24	$1.24	$1.24	$1.24
Closing dividend yield — annualized	5.6%	5.4%	5.1%	4.9%	4.7%

DIVIDENDS PER SHARE
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Common Stock — BMR
Amount	$0.335	$0.310	$0.310	$0.310	$0.310
Declared	March 14, 2008	December 12, 2007	September 14, 2007	June 15, 2007	March 15, 2007
Record	March 31, 2008	December 31, 2007	September 28, 2007	June 29, 2007	March 30, 2007
Paid	April 15, 2008	January 15, 2008	October 15, 2007	July 16, 2007	April 16, 2007

Preferred Stock — BMRPrA
Amount	$0.46094	$0.46094	$0.46094	$0.45582	$0.45582
Declared	March 14, 2008	December 12, 2007	September 14, 2007	June 15, 2007	March 15, 2007
Record	March 31, 2008	December 31, 2007	September 28, 2007	June 29, 2007	March 30, 2007
Paid	April 15, 2008	January 15, 2008	October 15, 2007	July 16, 2007	April 16, 2007

MARKET SUMMARY
MARCH 31, 2008

				Annualized			Annualized
			Percent of	Base Rent		Percent of	Base Rent
	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	Square	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Feet	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
		(in thousands)			(in thousands)
Boston	1,824,470	$86,067	33.7%	$47.17	$95,473	30.9%	$52.33
Maryland	1,144,968	44,361	17.4%	38.74	62,822	20.3%	54.87
San Francisco	1,131,595	26,046	10.2%	23.02	34,156	11.1%	30.18
San Diego	892,575	27,376	10.7%	30.67	35,905	11.6%	37.19
New York / New Jersey	991,398	25,742	10.1%	25.96	30,767	10.0%	31.03
Pennsylvania	668,440	14,513	5.7%	21.71	16,031	5.2%	23.98
Seattle	139,010	4,746	1.9%	34.14	5,682	1.8%	40.87
University Related — Other	249,507	7,349	2.9%	29.46	8,569	2.8%	34.34

Total consolidated portfolio / weighted average	7,041,963	$236,199	92.6%	$33.54	$289,404	93.7%	$41.10

Unconsolidated partnership properties (2)	369,824	18,900	7.4%	51.11	19,494	6.3%	52.71

Total portfolio / weighted average	7,411,787	$255,099	100.0%	$34.42	$308,898	100.0%	$41.68

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter end, or if rent has not yet commenced, the first monthy rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Consists of 72,863 rentable square feet of McKellar Court (21%) and 296,961 rentable square feet of PREI joint venture properties (20%).

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
MARCH 31, 2008

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	3/31/08	12/31/07

	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science| Boston	November 17, 2006	CIP	1	703,000	7.4%	562,863	80.1%	80.1%
3	Charles Street (2)	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Stabilized	1	37,400	0.4%	37,400	100.0%	100.0%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.1%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	1.0%	71,376	78.7%	78.7%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.2%	293,011	96.7%	96.7%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.7%	343,000	98.2%	98.5%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.6%	52,520	100.0%	100.0%

	Total Boston			18	2,000,166	21.2%	1,824,470	91.2%	91.3%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.1%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.9%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.0%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	12.3%	1,144,968	100.0%	100.0%

	San Francisco
18	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
19	Ardenwood Venture (3)	June 14, 2006	Lease Up	1	72,500	0.8%	—	—	—
20	Bayshore Boulevard	August 17, 2004	Stabilized	1	183,344	1.9%	183,344	100.0%	100.0%
21	Bridgeview Technology Park I (2)	September 10, 2004	Stabilized	2	212,673	2.2%	198,069	93.1%	93.1%
22	Bridgeview Technology Park II	March 16, 2005	Stabilized	1	50,400	0.5%	50,400	100.0%	100.0%
23	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
24	Eccles Avenue (2)	December 1, 2005	Rep / Redev	1	152,145	1.6%	—	—	100.0%
25	Forbes Boulevard (2)	September 5, 2007	Stabilized	1	237,984	2.5%	237,984	100.0%	100.0%
26	Industrial Road	August 17, 2004	Stabilized	1	169,490	1.8%	169,490	100.0%	100.0%
27	Kaiser Drive (2)	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
28	Pacific Research Center (2)	July 11, 2006	Rep / Redev	10	1,389,517	14.8%	192,720	13.9%	7.4%

	Total San Francisco			23	2,655,594	28.1%	1,131,595	42.6%	44.9%

	San Diego
29	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
30	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
31	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
32	John Hopkins Court (2)	August 16, 2006	Rep / Redev	1	69,946	0.7%	—	—	—
33	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	112,000	1.2%	112,000	100.0%	100.0%
34	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	35,370	83.9%	100.0%
35	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
36	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	45,965	67.6%	43.3%
37	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	79,904	75.8%	73.9%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
MARCH 31, 2008

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	3/31/08	12/31/07

	San Diego (Cont.)
38	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.6%	53,740	100.0%	100.0%
39	Sorrento Valley Boulevard	December 7, 2006	Lease Up	1	54,924	0.6%	47,417	86.3%	86.3%
40	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.9%	81,204	100.0%	100.0%
41	9865 Towne Centre Drive	April 10, 2007	CIP	1	84,000	0.9%	84,000	100.0%	100.0%
42	9885 Towne Centre Drive	August 12, 2004	Stabilized	3	115,870	1.2%	115,870	100.0%	100.0%
43	Waples Street (4)	March 1, 2005	Stabilized	1	50,055	0.5%	45,026	90.0%	90.0%

	Total San Diego			20	1,029,318	10.8%	892,575	86.7%	85.6%

	New York / New Jersey
44	Graphics Drive (2)	March 17, 2005	Lease Up	1	72,300	0.8%	32,029	44.3%	44.3%
45	Landmark at Eastview	August 12, 2004	Stabilized	8	751,648	7.9%	729,725	97.1%	97.0%
46	Landmark at Eastview II	August 12, 2004	CIP	3	360,000	3.8%	229,644	63.8%	63.8%
47	One Research Way (2)	May 31, 2006	Rep / Redev	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			13	1,233,369	13.0%	991,398	80.4%	80.3%

	Pennsylvania
48	Eisenhower Road (2)	August 13, 2004	Lease Up	1	27,750	0.3%	—	—	—
49	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.8%	71,500	100.0%	100.0%
50	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.5%	374,387	87.7%	100.0%
51	Phoenixville Pike (2)	May 5, 2005	Lease Up	1	104,400	1.1%	77,455	74.2%	74.2%
52	Spring Mill Drive	July 20, 2006	Stabilized	1	76,378	0.8%	73,984	96.9%	96.9%
53	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
54	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,251	8.2%	668,440	85.9%	92.7%

	Seattle
55	Elliott Avenue (2)	August 24, 2004	Rep / Redev	1	134,989	1.4%	6,317	4.7%	47.3%
56	500 Fairview Avenue (2)	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	n/a
57	530 Fairview Avenue (5)	January 12, 2006	CIP	1	94,000	1.0%	16,852	17.9%	17.9%
58	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
59	217th Place (2)	November 21, 2006	Rep / Redev	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	370,001	3.8%	139,010	37.6%	50.1%

	University Related - Other
60	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
61	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
62	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.6%	149,984	100.0%	100.0%

	Total University Related - Other			7	249,507	2.6%	249,507	100.0%	100.0%

	Total / weighted average			105	9,461,174	100.0%	7,041,963	74.4%	76.1%

Note: The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	For a definition of Property Status, see page 34.

(2)	Properties which are being redeveloped or management believes could be redeveloped in whole or in part for laboratory use. See page 23 for details.

(3)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(4)	We own 70% of the limited liability company that owns the Waples Street property.

(5)	We own 70% of the limited liability company that owns the 530 Fairview Avenue development.

REPOSITIONING AND REDEVELOPMENT
MARCH 31, 2008

(Dollars in thousands)

		Total Property		Estimated
		Rentable		In-Service
Property	Market	Square Feet	Percent Leased	Date (1)

Eccles Avenue	San Francisco	152,145	—	2012
Elliott Avenue	Seattle	134,989	4.7%	Q1 2010
John Hopkins Court	San Diego	69,946	—	Q3 2008
One Research Way	New York / New Jersey	49,421	—	Q2 2008
Pacific Research Center	San Francisco	1,389,517	13.9%	Q2 2009
217th Place	Seattle	67,799	62.9%	Q3 2008

Total / weighted average		1,863,817	13.0%

	Cost Estimate		Cost Estimate Per Square Foot
	Low Estimate	High Estimate	Low Estimate	High Estimate
Investment to date	$363,400	$363,400	$194.98	$194.98
Future cost estimate	190,000	240,000	101.94	128.77

Total cost estimate	$553,400	$603,400	$296.92	$323.74

Potential
Redevelopment
Square Feet
Stabilized properties	520,782
Lease up properties	292,403

Total	813,185

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

DEVELOPMENT AND LAND PARCELS
MARCH 31, 2008

(Dollars in thousands)
CONSTRUCTION IN PROGRESS:

		Estimated			Estimated	Estimated
		Rentable	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	to Date	Investment	Date (1)

Center for Life Science|Boston	Boston	703,000	80.1%	$699,000	$730,000	Q1 2009
530 Fairview Avenue	Seattle	94,000	17.9%	28,400	44,000	Q2 2009
Landmark at Eastview II	New York / New Jersey	360,000	63.8%	55,200	145,000	Q2 2009
9865 Towne Centre Drive	San Diego	84,000	100.0%	20,500	28,000	Q3 2008

Total		1,241,000	72.0%	$803,100	$947,000

LAND PARCELS:

Estimated
Developable
Market	Square Feet

Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	65,000
Seattle	114,000

Total	1,367,000

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
MARCH 31, 2008

(Dollars in thousands)

					Rentable	Leased
			Property		Square	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	3/31/08	12/31/07	Market

	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,445	184,445	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	CIP	1	420,000	112,516	26.8%	26.8%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	CIP	1	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$16,421	$560,498	$576,919
Total debt	10,457	438,583	449,040
BioMed’s pro rata share of debt	2,196	87,717	89,913

BioMed’s net investment in unconsolidated partnerships	$2,407	$18,949	$21,356
BioMed ownership percentage	21%	20%

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	For a definition of Property Status, see page 34.

(2)	Estimates for purposes of construction in progress.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
MARCH 31, 2008

Weighted-average remaining lease term is 9.3 years for the consolidated portfolio and 9.3 years for the total portfolio.

					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
		Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	Leased	Square	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Expiration	Square Feet	Feet	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
Month-to-month	9,882	0.1%	$177	0.1%	$17.92	$177	0.1%	$17.92
Second quarter 2008	10,237	0.1%	177	0.1%	17.27	177	0.1%	17.27
Third quarter 2008	23,493	0.3%	381	0.1%	16.24	381	0.1%	16.24
Fourth quarter 2008	41,503	0.6%	1,864	0.7%	44.91	1,909	0.6%	45.98

2008	85,115	1.1%	2,599	1.0%	30.54	2,644	0.9%	31.06
2009	374,466	5.1%	7,235	2.8%	19.32	7,329	2.4%	19.57
2010	753,846	10.2%	17,790	7.0%	23.60	17,931	5.8%	23.79
2011	381,365	5.1%	13,206	5.2%	34.63	13,974	4.5%	36.64
2012	430,729	5.8%	9,822	3.9%	22.80	10,613	3.4%	24.64
2013	500,299	6.8%	10,397	4.1%	20.78	12,759	4.1%	25.50
2014	579,623	7.8%	13,185	5.2%	22.75	15,148	4.9%	26.13
2015	84,157	1.1%	2,683	1.1%	31.88	3,234	1.0%	38.43
2016	603,067	8.1%	22,295	8.7%	36.97	25,398	8.2%	42.11
2017	147,266	2.0%	2,424	1.0%	16.46	4,234	1.4%	28.75
Thereafter	3,471,854	46.9%	153,465	60.0%	44.20	195,634	63.4%	56.35

Total / weighted average	7,411,787	100.0%	$255,099	100.0%	$34.42	$308,898	100.0%	$41.68

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthy rent payment due at each rent commencement date, multiplied by 12 months.

EXPIRATIONS BY MARKET
MARCH 31, 2008

	Rentable Square Feet of Expiring Leases
Expiration	Boston	Maryland	San Francisco	San Diego	NY/NJ	Pennsylvania	Seattle	University/Other	Total

2008	—	—	—	56,635	12,803	9,360	6,317	—	85,115
2009	—	—	66,688	83,660	204,306	19,812	—	—	374,466
2010	347,647	—	118,992	29,541	224,577	33,089	—	—	753,846
2011	140,627	—	71,308	44,604	16,454	108,372	—	—	381,365
2012	20,608	—	188,442	45,916	140,676	12,874	22,213	—	430,729
2013	—	51,181	128,984	220,982	71,399	27,753	—	—	500,299
2014	28,019	—	66,002	72,863	—	374,387	16,852	21,500	579,623
2015	—	—	—	53,740	19,124	11,293	—	—	84,157
2016	152,520	—	100,040	—	—	71,500	51,000	228,007	603,067
2017	—	—	101,872	—	45,394	—	—	—	147,266
Thereafter	1,432,010	1,093,787	289,267	357,497	256,665	—	42,628	—	3,471,854

Total	2,121,431	1,144,968	1,131,595	965,438	991,398	668,440	139,010	249,507	7,411,787

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

10 LARGEST TENANTS
MARCH 31, 2008

Our properties were leased to 121 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent	Lease
		Square	Percent of	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Date(s)
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	12.5%	$40,290	$43.56	15.8%	May 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	9.2%	25,948	37.86	10.2%	Multiple
3	Beth Israel Deaconess Medical Center	361,703	4.9%	25,496	70.49	10.0%	June 2023
4	Genzyme Corporation	343,000	4.6%	15,457	45.06	6.1%	July 2018
5	Regeneron Pharmaceuticals, Inc. (3)	460,555	6.2%	13,409	29.11	5.3%	Multiple
6	Ironwood Pharmaceuticals, Inc. (4) (5)	160,894	2.2%	9,509	59.10	3.7%	Multiple
7	Centocor, Inc. (Johnson & Johnson)	374,387	5.1%	8,387	22.40	3.3%	March 2014
8	Schering Corporation (4)	136,067	1.8%	7,609	55.92	3.0%	August 2016
9	Illumina, Inc.	193,270	2.6%	7,036	36.41	2.8%	October 2023
10	Array BioPharma Inc. (6)	228,007	3.1%	6,801	29.83	2.7%	Multiple

	Total / weighted average (7)	3,868,139	52.2%	$159,943	$41.35	62.9%

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	191,904 square feet expires August 2010, 100,854 square feet expires December 2010, 20,608 square feet expires May 2012, 81,204 square feet expires September 2013, and 290,716 square feet expires April 2018.

(3)	203,890 square feet expires June 2009, which will be replaced with a 15-year 229,644 square foot lease at the new buildings under construction at the Landmark at Eastview property, and 27,021 square feet expires March 2024.

(4)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(5)	48,378 square feet expires December 2010 and 112,516 square feet expires December 2013.

(6)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(7)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
MARCH 31, 2008

(Dollars in thousands)

	Quarter Ended
	3/31/08	3/31/07	Percent Change

Total Same Property Portfolio (1)
Number of properties	44	44
Rentable square feet	5,658,599	5,658,599
Percent of total portfolio	54.3%	62.9%
Percent leased	93.7%	93.6%

Revenues:
Rental	$45,605	$44,774	1.9%
Tenant recoveries	15,532	14,474	7.3%

Total revenues	61,137	59,248	3.2%

Expenses:
Rental operations	12,209	11,451	6.6%
Real estate taxes	4,658	5,069	(8.1%)

Total expenses	16,867	16,520	2.1%

Same property net operating income (2)	$44,270	$42,728	3.6%

Less straight line rents, fair value and incentive revenue	(4,384)	(4,690)	(6.5%)

Same property net operating income — cash basis (2) (3)	$39,886	$38,038	4.9%

Rental revenue — cash basis (3)	$41,221	$40,084	2.8%

	3/31/08	12/31/07
Number of properties	44	42
Change in same property net operating income	3.6%	5.6%
Change in same property net operating income — cash basis	4.9%	6.8%

(1)	The same property portfolio includes properties that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 33. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents increase in rents on a “cash-on-cash” basis.

ACQUISITIONS
MARCH 31, 2008

		Rentable
	Number of	Square
	Properties	Feet (1)	Investment
			(In thousands)
Acquisitions since August 11, 2004:
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,018,265	653,800
2008
First Quarter 2008	1	22,213	4,000

Total 2008 acquisitions	1	22,213	4,000

Total acquisitions since August 11, 2004	71	8,888,600	$3,215,993

Acquisitions detail for 2008:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet (1)	Investment	Acquisition
			(In thousands)
First Quarter 2008
500 Fairview Avenue	Seattle	January 28, 2008	22,213	$4,000	100.0%

First quarter total			22,213	$4,000	100.0%

Total 2008 acquisitions			22,213	$4,000	100.0%

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through our joint venture with PREI, of which our investment was $18.5 million.

LEASING ACTIVITY (1)
MARCH 31, 2008

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft

Leased Square Feet as of December 31, 2007	7,549,902	$33.79
Acquisitions	22,213	26.44
Pre-leasing delivered	13,700	27.00
Expirations	(294,150)	20.85
Renewals, amendments, and extensions	5,884	28.20
New leases	121,006	28.25
Terminations	(6,768)	28.08

Leased Square Feet as of March 31, 2008	7,411,787	$34.42

Pre-leased Square Feet as of December 31, 2007	31,162	$27.00
Current period pre-leasing delivered	(13,700)	27.00

Pre-leased Square Feet as of March 31, 2008	17,462	$27.00

Gross Leasing Activity — First Quarter 2008	126,890	$28.25

Note:	The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
MARCH 31, 2008

	Three Months Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Renewals, Amendments, and Extensions (1)
Number of renewals	1	4	3	2	4
Square feet	5,884	391,854	143,993	88,928	220,560
Tenant improvement costs per square foot (2)	$—	$0.51	$1.22	$—	$0.62
Leasing commission costs per square foot (2)	—	0.52	0.38	—	5.75

Total tenant improvement and leasing commission costs psf	$—	$1.04	$1.60	$—	$6.37

New Leases(3)
Number of leases	8	14	13	5	8
Square feet	121,006	288,781	146,063	122,800	103,605
Tenant improvement costs per square foot (2)	$137.52	$59.08	$32.13	$58.87	$38.48
Leasing commission costs per square foot (2)	15.40	9.88	4.34	14.26	16.81

Total tenant improvement and leasing commission costs psf	$152.92	$68.96	$36.48	$73.13	$55.29

Total(4)
Number of renewals/leases	9	18	16	7	12
Square feet	126,890	680,635	290,056	211,728	324,165
Tenant improvement costs per square foot (2)	$131.15	$25.36	$16.78	$34.14	$12.72
Leasing commission costs per square foot (2)	14.68	4.49	2.38	8.27	9.28

Total tenant improvement and leasing commission costs psf	$145.83	$29.85	$19.16	$42.41	$22.00

Note: The leasing data above has been revised to include leasing activity associated with construction in progress, in addition to our operating portfolio and repositioning and redevelopment projects.

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period-over-period comparison less meaningful. For a list of acquisition dates, see pages 21, 22 and 25.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
MARCH 31, 2008

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides an operating performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
MARCH 31, 2008

Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Repositioning and redevelopment, or Rep / Redev
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Construction in progress, or CIP
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development